SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported): August 22, 2000
                                                  ------------------------------


                           Active Apparel Group, Inc.
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               (Exact Name of Registrant as Specified in Charter)



     Delaware                        0-25918                    13-3672716
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(State or Other Jurisdiction       (Commission                (IRS Employer
   of Incorporation)               File Number)            Identification No.)


          1350 Broadway, Suite 2300, New York, New York         10018
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         (Address of Principal Executive Offices)             (Zip Code)



Registrant's telephone number, including area code: (212) 239-0990
                                                    ----------------------------



                                       N/A
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         (Former Name or Former Address, if Changed Since Last Report.)





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         Item 5.  Other Events.
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         Exhibit 99.1 to this Form 8-K is incorporated herein by reference.


         Item 7.  Financial Statements, Pro Forma Financial
                  -----------------------------------------
                  Information and Exhibits.
                  -------------------------

         (c)      Exhibits

                  Exhibit No.               Description
                  -----------               -----------

                     99.1                   Press Release dated August 22, 2000



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



                                    SIGNATURE
                                    ---------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Active Apparel Group, Inc.



Dated: August 22, 2000              By:     /s/George Q Horowitz
                                            --------------------
                                            George Q Horowitz
                                            President &
                                            Chief Executive Officer



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